UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 22, 2019

ALPHACOM HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-55315	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Gregorio Luperón #7 Puerto Plata, Dominican Republic	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (829) 876-4960

Former Name or Former Address, if Changed Since Last Report:

MITU RESOURCES, INC.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[X] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Alphacom Holdings, Inc., formerly known as MITU Resources Inc., a Nevada corporation (the “Company”), effected an amendment to its Articles of Incorporation changing the name of the Company to “Alphacom Holdings, Inc.” (the “Name Change”) on March 22, 2019. The Name Change was effected pursuant to Section 92A.180 and 92A.200 of the Nevada Revised Statutes by merging a wholly-owned subsidiary of the Company with and into the Company, with the Company being the surviving corporation in the merger. In connection with the merger, the Company’s Articles of Incorporation were amended to change the Company’s name to “Alphacom Holdings, Inc.” A copy of the certificate of amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference. The Name Change went effective on March 22, 2019 upon completion of processing by the Financial Industry Regulatory Authority (“FINRA”).

SECTION 8 – OTHER EVENTS

Item 8.01Other Events.

The Company’s Board of Directors and majority stockholder approved a 1-for-100 reverse stock split of all of the issued and outstanding shares of the Company’s common stock (the “Stock Split”) on September 18, 2018. The Stock Split decreases the number of shares of the Company’s issued and outstanding common stock from 29,200,000 to 292,000. The Stock Split does not affect the par value of the Company’s common stock, which remains at $0.001 per share, or the number of authorized shares of common stock, which remains at 70,000,000. The Company filed a Definitive Information Statement on Schedule 14C regarding the Stock Split (the “Information Statement”) with the Securities and Exchange Commission on October 5, 2018, and distributed the Information Statement to the Company’s stockholders.

The Company filed an Issuer Company-Related Action Notification with FINRA to effect the Name Change and the Stock Split, and the Name Change and Stock Split went effective on March 22, 2019 upon completion of processing by FINRA.

In connection with the Name Change and Stock Split, FINRA assigned the Company a new stock symbol, “AHAD”. As a result of the Stock Split, FINRA will add a fifth character, “D”, to the end of the Company’s existing stock symbol, or “MTUUD”, for twenty (20) business days following the Stock Split. The Company’s new stock symbol is expected to take effect at the open of business on April 22, 2019.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01Financial Statements and Exhibits.

(d)Exhibits.

No.	Description
3.1	Certificate of Amendment to Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHACOM HOLDINGS, INC. a Nevada Corporation
Dated: April 9, 2019
	By:	/s/ Simeon Leonardo Reyes Francisco
Simeon Leonardo Reyes Francisco
President and Chief Executive Officer